Exhibit 99.1

1 First - in - disease therapies for patients with rare skin diseases Phase 2 TOIVA Topline Data in Cutaneous Venous Malformations December 15, 2025

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palvella THERAPEUTICS

3 Phase 2 TOIVA Topline Data : Today’s Presenters Michael Kelly , MD, PhD • Pediatric hematologist - oncologist at Cleveland Clinic • Study investigator in Phase 2 TOIVA study • Member of Palvella Medical and Scientific Advisory Board Bohan Wei VP Corporate Development & New Product Planning Wes Kaupinen Founder and CEO Jeff Martini, PhD Chief Scientific Officer

4 Agenda EXECUTIVE SUMMARY DISEASE OVERVIEW PHASE 2 TOIVA TOPLINE RESULTS SUMMARY Q&A Wes Kaupinen, Founder and CEO Michael Kelly, MD, PhD, Cleveland Clinic Jeff Martini, PhD, CSO Michael Kelly, MD, PhD, Cleveland Clinic Wes Kaupinen, Founder and CEO

QTORIN™ Rapamycin for Cutaneous Venous Malformations:
Phase 2 TOIVA Topline Data

- **Achieved statistical significance on multiple pre-specified clinician-reported and patient-reported efficacy endpoints, including dynamic change endpoints and static severity endpoints**
  - **Overall Cutaneous Venous Malformations-Investigators' Global Assessment (cVM-IGA):** 7-point clinician-assessed change scale ranging from "Very Much Worse" (-3) to "Very Much Improved" (+3)
    - Mean effect size at week 12: **+1.5 (p<0.001)**
    - **73%** of participants (11/15 participants) demonstrated 1-point improvement or greater at Week 12
    - **67%** of participants (10/15 participants) rated as either "Much Improved" (+2) or "Very Much Improved" (+3) at Week 12
- **QTORIN™ rapamycin was generally well-tolerated, consistent with previous clinical trials**

Planned discussions with FDA in early 2026 regarding the potential for Breakthrough Therapy Designation and a Phase 3 pivotal study

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Note: Statistical significance (p<0.05) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; Intent-to-Treat (ITT) population analyzed with no imputation of values for missing data.

palvella THERAPEUTICS

Dr. Michael Kelly, Cleveland Clinic



Michael Kelly, MD, PhD

Cleveland Clinic

Pediatric hematologist-oncologist at Cleveland Clinic

- One of the leading physician-scientists advancing modern, mutation-informed treatment paradigms in the vascular anomalies field
- Involved in over 100 clinical trials for novel oncology and vascular anomaly therapeutics
- More than two decades of clinical and research experience in care of patients with complex venous, lymphatic, and mixed vascular malformations
- Treated thousands of vascular anomaly patients, including those with cutaneous venous malformations and microcystic lymphatic malformations
- Clinical investigator in Phase 2 TOIVA trial evaluating QTORIN™ rapamycin for the treatment of cutaneous venous malformations
- Consultant to Palvella and investigator in the Phase 3 SELVA trial evaluating QTORIN™ rapamycin for microcystic lymphatic malformations

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palvella THERAPEUTICS

7 Disease Overview Dr. Michael Kelly, Cleveland Clinic QTORIN Rapamycin for Cutaneous Venous Malformations

8 Cutaneous Venous Malformations: High Unmet Medical Need One of the most significant unmet medical needs in vascular malformations field Most common vascular malformation, affecting estimated > 75k patients in the U.S. 1 Chronic, lifelong disease course 1. Gallagher et al, Orphanet Journal of Rare Diseases , (2025).

Cutaneous Venous Malformations: Relentless Cycle of Microthromboses and Functional Loss

TEK/PIK3CA/Other VM Mutations


TIE2
PI3K
mTOR

mTOR Hyperactivation

Endothelial Dysfunction

No Spontaneous Regression


Abnormal Vessels
Bleeding
Chronic Micro-thromboses
Height (elevation/ engorgement)
Appearance (visualization/ color)
Phleboliths (painful calcium deposits)

Therapeutic goal: slow/halt the biological progression and/or improve clinical signs of disease

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Sources: Eng et al, *American Journal of Medical Genetics Part C: Seminars in Medical Genetics*, (2025); Fujino et al, *Lymphatic Research and Biology*, (2024); Hirose et al, *Human Pathology*, (2024).

palvella THERAPEUTICS

Constitutively Active Biological Signaling is Not Addressed by Non-specific, Episodic Treatments

Sclerotherapy

Laser

Surgery



- ☒ Does not address underlying causal biology of disease
- ☒ Highly invasive and traumatic
- ☒ Any improvement likely to be limited and short-term

Disease will reliably recur, often more extensively than before

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Sources: Ali S, Mitchell SE *Semin Intervent Radiol*. 2017 Sep;34(3):288-293; Hassanein, AH, *Plastic and Reconstructive Surgery* 125(6):p 48, June 2010.
Image Source: Vein Health Medical Clinic.

palvella THERAPEUTICS

11 Phase 2 TOIVA Topline Results Dr. Jeff Martini, Chief Scientific Officer Dr. Michael Kelly, Cleveland Clinic QTORIN Rapamycin for Cutaneous Venous Malformations

12 Venous Malformations: Progress Towards the Potential First Targeted Therapy for Unaddressed Cutaneous Disease Known Genetics / Clear Biology Real - world Evidence Real - world evidence supports rapamycin’s off - label use in primarily internal manifestations of VMs… …however, poor patient outcomes persist in cutaneous disease Limaye et al (2009, 2015) Teng et al (2025) QTORIN RAPAMYCIN On Target, In Tissue Phase 2 TOIVA Data (2025) Plausible mechanism 3.9% concentration Dermal penetration Extensive CMC package QTORIN 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

Phase 2 TOIVA Study in cVMs: 24-Week Study

Single-arm, baseline-controlled, QD dose, age 6+


toiva
Today's Results
Efficacy Evaluation Period
12 weeks
Treatment Extension Period
12 weeks
Screening / Baseline Visit
Single arm, QTORIN™ rapamycin treatment (QD)
Entry Interview with participant
Exit Interview with participant

Safety and Tolerability

Efficacy (no pre-specified primary endpoint): cVM-IGA (7-point clinician change scale), cutaneous VM multi-component static scale (cVM-MCSS), other clinician- and patient-reported outcomes

Statistics: Intent-to-Treat (ITT) population, based on available data at each time point and analyzed per statistical analysis plan

Key Entry Criteria: Enriched for patients with cutaneous disease and confirmed by third party eligibility consult team; genetics not required

Enrollment: 16 participants enrolled and dosed; 1 dosed participant lost to follow up

Sites: Mayo Clinic, Cleveland Clinic, Children's Hospital of Philadelphia, Stanford Medicine, UCI, Children's Hospital Colorado, Children's, Johns Hopkins, U Health, UNC Health

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Note: Statistical significance ($p<0.05$) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; ITT analyzed with no imputation of values for missing data.

palvella THERAPEUTICS

Statistically Significant Improvements on Dynamic Change Scales

Note: 7-point scales ranging from -3 to +3; positive values indicate improvements from baseline	**Participants (n=15) at Week 12** Mean Change / p-value
Overall Cutaneous Venous Malformations Investigator Global Assessment (cVM-IGA)	**+1.5** ($p < 0.001$)
cVM-IGA Height/Engorgement	**+1.3** ($p < 0.001$)
cVM-IGA Appearance *(visualization/color of affected veins)*	**+1.5** ($p < 0.001$)
cVM-IGA Bleeding	**+0.7** ($p = 0.045$)
Overall Patient Global Impression of Change (PGI-C)	**+1.1** ($p < 0.001$)

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Note: Statistical significance ($p<0.05$) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; ITT analyzed with no imputation of values for missing data.
cVM-IGA Ulceration assessed with no disease present at baseline.

palvella THERAPEUTICS

15 Overall cVM - IGA: 73% of Participants Demonstrated Improvement at Week 12 Single - arm, baseline - controlled, QD dose, age 6+ • Overall cVM - IGA: 7 - point clinician - assessed dynamic change scale ranging from “Very Much Worse” ( - 3) to “Very Much Improved” (+3) • Mean effect size at week 12: +1.5 (p<0.001) • 73% of participants (11/15 participants) demonstrated at least a 1 - point improvement on the Overall cVM - IGA at Week 12 • 67% of participants (10/15 participants) were rated as either “Much Improved” (+2) or “Very Much Improved” (+3) on the Overall cVM - IGA at Week 12; represented in these 10 participants were: i. Genetically confirmed TEK mutations ii. Genetically confirmed PIK3CA mutations iii. Non - TEK/PIK3CA mutation or unconfirmed genotype • Based on analysis of data at Week 12, the Company does not anticipate requiring confirmed genotypes or genetic testing in future studies Overall cVM - IGA at Week 12 (n=15) Internal threshold to progress to Phase 3: ~30% Note: Statistical significance (p<0.05) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; ITT analyzed with no imputation of values for missing data. 1. Genetic testing was not required as part of the protocol; Palvella is continuing efforts to collect genetic data on trial par ticipants. 73% 0% 25% 50% 75% 100% 1-Point Improvement or Greater Percentage of participants

16 Overall cVM - IGA: Rapid, Time Dependent Response Observed % of Participants with At Least a 2 - point Improvement on Overall cVM - IGA 31% 50% 67% 0% 25% 50% 75% 100% Week 0 Week 4 Week 8 Week 12 Percentage of Participants Single - arm, baseline - controlled, QD dose, age 6+ Note: Statistical significance (p<0.05) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; ITT analyzed with no imputation of values for missing data.

Statistically Significant Improvements on Key Static Severity Scales

Note: 5-point scales ranging from 1 to 5; negative values indicate improvements from baseline	**Participants (n=15) at Week 12** Mean Change / p-value
Overall Clinician Global Impression of Severity (CGI-S)	**-1.0** ($p < 0.001$)
cVM-MCSS (Cutaneous VM Multi-Component Static Scale) Severity of Height/Engorgement	**-1.3** ($p < 0.001$)
cVM-MCSS Severity of Appearance *(visualization/color of affected veins)*	**-1.1** ($p < 0.001$)
Overall Patient Global Impression of Severity (PGI-S)	**-0.5** ($p = 0.027$)

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Note: Statistical significance ($p<0.05$) is nominal as there was no adjustment for multiplicity amongst efficacy endpoints. Data analyzed per statistical analysis plan; ITT analyzed with no imputation of values for missing data.
CGI-S Ulceration assessed with no disease present at baseline. CGI-S Bleeding assessed with limited disease present at baseline.

palvella THERAPEUTICS

18 Site: CHOP Investigator: Dr. Denise Adams Participant Age: 17 Mutation: TEK cVM - IGA at Week 12: Very Much Improved (+3) Week 12 Baseline Phase 2 Results: Visible Improvement Participant Qualitative Interview: “I’ve definitely noticed some improvements…it’s definitely had a positive effect…It’s more comfortable to wear a bra now…I’ve had less pain in that specific area” Note: Selective photos.

19 Site: Cleveland Clinic Investigator: Dr. Michael Kelly Participant Age: 13 Mutation: PIK3CA cVM - IGA at Week 12: Much Improved (+2) Week 12 Phase 2 Results: Visible Improvement Note: Selective photos. Week 12 Baseline Participant Qualitative Interview: “It’s slowed down bleeding and the color has changed…There’s a bump on my leg that went away…it shrunk in size and now it’s not there really”

20 Phase 2 Results: Safety and Tolerability • QTORI N rapamycin was generally well - tolerated , similar to previous clinical trials • Most common Treatment - Emergent Adverse Events were application site reactions (erythema, 25%) • All Treatment - Related Adverse Events were moderate or mild (no severe events) • Majority of AEs were mild • No SAEs related to study drug • No unexpected A Es Rapamycin levels were below the lower limit of quantification (2 ng/mL) in systemic circulation on a standard lab assay for all participants at all timepoints in the study Significantly below 5 ng/mL which is the lower boundary where rapamycin begins to exert immunosuppressive effects

21 Summary Wes Kaupinen Chief Executive Officer QTORIN Rapamycin for Cutaneous Venous Malformations

22 QTORIN Rapamycin has the Potential to Be the First FDA - Approved Therapy for Cutaneous Venous Malformations Achieved statistical significance on multiple pre - specified clinician - reported and patient - reported efficacy endpoints, including 73% of participants (11/15 participants) demonstrated a 1 - point improvement or greater on Overall cVM - IGA at Week 12 Planning for near - term discussions with FDA regarding potential for Breakthrough Therapy Designation and a Phase 3 pivotal study, as well as the newly announced Plausible Mechanism Pathway QTORIN rapamycin has the potential to become the first FDA - approved therapy and standard of care for the estimated more than 75,000 individuals with cutaneous venous malformations in the U.S. 1 The Phase 2 results further support Palvella’s “pipeline - in - a - product” strategy for QTORIN rapamycin, with programs advancing in microcystic LMs, cVMs, and angiokeratomas 2 3

23 Striving to be first for rare disease patients Thank You